         1      Exhibit 4.(f)

This instrument was prepared
under the supervision of:
Kenneth E. Armstrong, Esq.
Vice President, General Counsel
and Secretary
Florida Progress Corporation
One Progress Plaza
St. Petersburg, FL 33701                                        [CONFORMED COPY]
- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

                           FLORIDA POWER CORPORATION

                                       TO

                         MORGAN GUARANTY TRUST COMPANY
                                  OF NEW YORK
                              (RESIGNING TRUSTEE)

                                      AND

                      FIRST UNION NATIONAL BANK OF FLORIDA
                             (RESIGNING CO-TRUSTEE)

                                      AND

                    FIRST CHICAGO TRUST COMPANY OF NEW YORK
                              (SUCCESSOR TRUSTEE)

                             ---------------------

                      THIRTY-EIGHTH SUPPLEMENTAL INDENTURE

                           Dated as of July 25, 1994

                             ---------------------

            This is a security agreement covering personal property as well as a mortgage upon real estate and other property.

                            SUPPLEMENT TO INDENTURE
                 DATED AS OF JANUARY 1, 1944, AS SUPPLEMENTED.

- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

                               TABLE OF CONTENTS*

                                                                    PAGE
                                                                    ----
Recitals..........................................................    1
Article I -- Confirmation of Change of Trustees...................    5
     Section 1 -- Resignation, Appointment and Acceptance.........    5
     Section 2 -- Address of Successor Trustee....................    5
     Section 3 -- Granting language...............................    5
Article II -- Sundry Provisions...................................    7
     Section 1 -- Integration with Original Indenture.............    7
     Section 2 -- Execution in Counterparts.......................    8
     Section 3 -- No Recitals by Trustee..........................    8
     Section 4 -- Date of Execution...............................    8

- ---------------

* The headings listed in this Table of Contents are for convenience only, and should not be included for substantive purposes as part of this Supplemental Indenture.

     SUPPLEMENTAL INDENTURE, dated as of the 25th day of July, 1994, made and entered into by and between FLORIDA POWER CORPORATION, a corporation of the State of Florida (hereinafter sometimes called the "Company"), party of the first part, and MORGAN GUARANTY TRUST COMPANY OF NEW YORK (formerly Guaranty Trust Company of New York), a banking corporation of the State of New York, whose post office address is 60 Wall Street, New York, New York 10260 (hereinafter sometimes called the "Resigning Trustee"), FIRST UNION NATIONAL BANK OF FLORIDA (formerly, at various times, Florida National Bank, Florida National Bank of Jacksonville, The Florida National Bank of Jacksonville and Florida First National Bank of Jacksonville), a national banking association organized and existing under the laws of the United States, whose post office address is 214 Hogan Street, Jacksonville, Florida 32202 (hereinafter sometimes called the "Resigning Co-Trustee"), and FIRST CHICAGO TRUST COMPANY OF NEW YORK, a New York limited purpose trust company, whose post office address is 14 Wall Street, 8th Floor, New York, New York 10005 (hereinafter sometimes called the "Successor Trustee"), parties of the second part.

     WHEREAS, the Company has heretofore executed and delivered an indenture of mortgage and deed of trust, titled the Indenture, dated as of January 1, 1944, and the same has been recorded in the public records of the counties listed on Exhibit A hereto, on the dates and in the official record books and at the page numbers listed thereon, and for the purpose of preventing the extinguishment of said Indenture under Chapter 712, Florida Statutes, the above-referred-to Indenture applicable to each county in which this instrument is recorded is hereby incorporated herein and made a part hereof by this reference thereto (said Indenture is hereinafter referred to as the "Original Indenture" and with the below-mentioned thirty-seven Supplemental Indentures and this Supplemental Indenture and all other indentures, if any, supplemental to the Original Indenture collectively referred to as the "Indenture"), in and by which the Company conveyed and mortgaged to the Resigning Trustee and Resigning Co-Trustee certain property therein described to secure the payment of all bonds of the Company to be issued thereunder in one or more series; and

     WHEREAS, pursuant to and under the terms of the Original Indenture, the Company issued $16,500,000 First Mortgage Bonds, 3 3/8% Series due 1974; and

     WHEREAS, subsequent to the date of the execution and delivery of the Original Indenture, the Company has from time to time executed and delivered thirty-seven indentures supplemental to the Original Indenture (collectively, the "Supplemental Indentures"), providing for the creation of additional series of bonds secured by the Original Indenture and/or for amendment of certain terms and provisions of the Original Indenture and of indentures supplemental thereto, such Supplemental Indentures, and the purposes thereof, being as follows:

SUPPLEMENTAL INDENTURE
       AND DATE                       PROVIDING FOR:
- ----------------------  -------------------------------------------
First                   $4,000,000 First Mortgage Bonds, 2 7/8%
     July 1, 1946       Series due 1974
Second                  $8,500,000 First Mortgage Bonds, 3 1/4%
     November 1, 1948   Series due 1978
Third                   $14,000,000 First Mortgage Bonds, 3 3/8%
     July 1, 1951       Series due 1981
Fourth                  $15,000,000 First Mortgage Bonds, 3 3/8%
     November 1, 1952   Series due 1982
Fifth                   $10,000,000 First Mortgage Bonds, 3 5/8%
     November 1, 1953   Series due 1983
Sixth                   $12,000,000 First Mortgage Bonds, 3 1/8%
     July 1, 1954       Series due 1984
Seventh                 $20,000,000 First Mortgage Bonds, 3 7/8%
     July 1, 1956       Series due 1986, and amendment of certain
                        provisions of the Original Indenture
Eighth                  $25,000,000 First Mortgage Bonds, 4 1/8%
     July 1, 1958       Series due 1988, and amendment of certain
                        provisions of the Original Indenture
Ninth                   $25,000,000 First Mortgage Bonds, 4 3/4%
     October 1, 1960    Series due 1990
Tenth                   $25,000,000 First Mortgage Bonds, 4 1/4%
     May 1, 1962        Series due 1992
Eleventh                $30,000,000 First Mortgage Bonds, 4 5/8%
     April 1, 1965      Series due 1995
Twelfth                 $25,000,000 First Mortgage Bonds, 4 7/8%
     November 1, 1965   Series due 1995
Thirteenth              $25,000,000 First Mortgage Bonds, 6 1/8%
     August 1, 1967     Series due 1997
Fourteenth              $30,000,000 First Mortgage Bonds, 7% Series
     November 1, 1968   due 1998
Fifteenth               $35,000,000 First Mortgage Bonds, 7 7/8%
     August 1, 1969     Series due 1999
Sixteenth               Amendment of certain provisions of the
     February 1, 1970   Original Indenture

SUPPLEMENTAL INDENTURE
       AND DATE                       PROVIDING FOR:
- ----------------------  -------------------------------------------
Seventeenth             $40,000,000 First Mortgage Bonds, 9% Series
     November 1, 1970   due 2000
Eighteenth              $50,000,000 First Mortgage Bonds, 7 3/4%
     October 1, 1971    Series due 2001
Nineteenth              $50,000,000 First Mortgage Bonds, 7 3/8%
     June 1, 1972       Series due 2002
Twentieth               $50,000,000 First Mortgage Bonds, 7 1/4%
     November 1, 1972   Series A due 2002
Twenty-First            $60,000,000 First Mortgage Bonds, 7 3/4%
     June 1, 1973       Series due 2003
Twenty-Second           $70,000,000 First Mortgage Bonds, 8% Series
     December 1, 1973   A due 2003
Twenty-Third            $80,000,000 First Mortgage Bonds, 8 3/4%
     October 1, 1976    Series due 2006
Twenty-Fourth           $40,000,000 First Mortgage Bonds,
     April 1, 1979      6 3/4-6 7/8% Series due 2004-2009
Twenty-Fifth            $100,000,000 First Mortgage Bonds, 13 5/8%
     April 1, 1980      Series due 1987
Twenty-Sixth            $100,000,000 First Mortgage Bonds, 13.30%
     November 1, 1980   Series A due 1990
Twenty-Seventh          $38,000,000 First Mortgage Bonds,
     November 15, 1980  10-10 1/4% Series due 2000-2010
Twenty-Eighth           $50,000,000 First Mortgage Bonds, 9 1/4%
     May 1, 1981        Series A due 1984
Twenty-Ninth            Amendment of certain provisions of the
     September 1, 1982  Original Indenture
Thirtieth               $100,000,000 First Mortgage Bonds, 13 1/8%
     October 1, 1982    Series due 2012
Thirty-First            $150,000,000 First Mortgage Bonds, 8 5/8%
     November 1, 1991   Series due 2021
Thirty-Second           $150,000,000 First Mortgage Bonds, 8%
     December 1, 1992   Series due 2022
Thirty-Third            $75,000,000 First Mortgage Bonds, 6 1/2%
     December 1, 1992   Series due 1999
Thirty-Fourth           $80,000,000 First Mortgage Bonds, 6 7/8%
     February 1, 1993   Series due 2008
Thirty-Fifth            $70,000,000 First Mortgage Bonds, 6 1/8%
     March 1, 1993      Series due 2003
Thirty-Sixth            $110,000,000 First Mortgage Bonds, 6%
     July 1, 1993       Series due 2003
Thirty-Seventh          $100,000,000 First Mortgage Bonds, 7%
     December 1, 1993   Series due 2023

     WHEREAS, the Supplemental Indentures have each been recorded in the public records of the counties listed on Exhibit A hereto, on the dates and in the official record books and at the page numbers listed thereon; and

     WHEREAS, subsequent to the execution and delivery of the Thirty-Seventh Supplemental Indenture, the Company has purchased, constructed or otherwise acquired certain property hereinafter referred to, and the Company desires by this Supplemental Indenture to confirm the lien of the Original Indenture on such property; and

     WHEREAS, the parties hereto have executed an Agreement of Resignation, Appointment and Acceptance dated June 30, 1994 (the "Agreement"), pursuant to which, effective July 25, 1994, Resigning Trustee has resigned as Trustee under the Indenture (the "Trustee"), the Company has appointed the Successor Trustee to succeed the Resigning Trustee as Trustee, and the Successor Trustee has accepted the appointment as Trustee; and

     WHEREAS, Section 14.19 of the Indenture provides that (i) the Resigning Co-Trustee has been joined as co-trustee under the Indenture in order to comply with certain legal requirements, (ii) if such legal requirements are repealed, the Company may request the resignation or removal of the Resigning Co-Trustee, and (iii) unless and until there shall be appointed a new trustee as successor to the Resigning Co-Trustee, all the right, title and powers of the trustees shall devolve upon the Trustee and its successors alone; and

     WHEREAS, Section 660.41(5) Florida Statutes (1991), which in effect required a co-trustee to be appointed under the Indenture, has been repealed; and

     WHEREAS, pursuant to the Agreement, the Company has requested the resignation of and removed the Resigning Co-Trustee, so that all the right, title and powers of the Trustee shall devolve upon the Successor Trustee and its successors alone; and

     WHEREAS, the Company in the exercise of the powers and authority conferred upon and reserved to it under and by virtue of the Indenture, and pursuant to the resolutions of its Board of Directors (as defined in the Indenture, which definition includes the Executive Committee of the Board of Directors) has duly resolved and determined to make, execute and deliver a Supplemental Indenture in the form hereof for the purposes herein provided; and

     WHEREAS, all conditions and requirements necessary to make this Supplemental Indenture a valid, binding and legal instrument in accordance with its terms have been done, performed and fulfilled, and the execution and delivery hereof have been in all respects duly authorized;

     NOW, THEREFORE, the Company, the Resigning Trustee, the Successor Trustee and the Resigning Co-Trustee, in consideration of the foregoing premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, agree as follows:

                                   ARTICLE I

                       CONFIRMATION OF CHANGE OF TRUSTEES

     SECTION 1. The Company, the Resigning Trustee, the Resigning Co-Trustee and the Successor Trustee hereby confirm that the Resigning Trustee has resigned as Trustee under the Indenture, that the Resigning Co-Trustee has resigned and been removed as Co-Trustee under the Indenture, that the Successor Trustee has been appointed successor Trustee under the Indenture and that Successor Trustee has accepted such appointment, all effective as of the opening of business on July 25, 1994. From and after that date, all references in the Indenture to the Trustee or the Trustees shall be deemed to refer to First Chicago Trust Company of New York and its successors and assigns in the trust created under the Indenture, subject in all respects to the provisions of the Indenture.

     SECTION 2. The principal office and place of business of Successor Trustee is located at 14 Wall Street, 8th Floor, New York, New York 10005.

     SECTION 3. In order to secure the payment of both the principal of and interest and premium, if any, on the bonds from time to time issued and to be issued under the Indenture, according to their tenor and effect, Florida Power Corporation does hereby confirm the grant, sale, resale, conveyance, assignment, transfer, mortgage and pledge of the property described in the Original Indenture and the Supplemental Indentures (except such properties or interests therein as may have been released or sold or disposed of in whole or in part as permitted by the provisions of the Original Indenture), and hath granted, bargained, sold, released, conveyed, assigned, transferred, mortgaged, pledged, set over and confirmed, and by these presents doth grant, bargain, sell, release, convey, assign, transfer, mortgage, pledge, set over and confirm unto First Chicago Trust Company of New York (as successor Trustee under the Indenture to Morgan Guaranty Trust Company of New York and First Union National Bank of Florida), and to the Trustee's successors in the trust and to its successors and assigns, forever, all property, real, personal and mixed, tangible and intangible, owned by the Company on the date of the execution of this Supplemental Indenture or which may be hereafter acquired by it, including (but not limited to) all property which it has acquired subsequent to the date of the Thirty-Seventh Supplemental Indenture and situated in the State of Florida, and including without limitation the property described on Exhibit B hereto (in all cases, except such property as is expressly excepted by the Original Indenture from the lien and operation thereof); and without in any way limiting or impairing by the enumeration of the same the scope and intent of the foregoing, all lands, power sites, flowage rights, water rights, water locations, water appropriations, ditches, flumes, reservoirs, reservoir sites, canals, raceways, dams, dam sites, aqueducts and all other rights or means for appropriating, conveying, storing and supplying water; all rights of way and roads; all plants for the generation of electricity by steam, water and/or other power; all power houses, facilities for utilization of natural gas, street lighting systems, if any, standards and other equipment incidental thereto, telephone, radio and television systems, microwave systems, facilities for utilization of water, steam heat and hot water plants, if any, all substations, lines, service and supply systems, bridges, culverts, tracks, offices, buildings and other structures and equipment and fixtures thereof; all machinery, engines, boilers, dynamos, electric machines, regulators, meters, transformers, generators, motors, electrical and mechanical appliances, conduits, cables, pipes, fittings, valves and connections, poles (wood, metal and concrete), and transmission lines, wires, cables, conductors, insulators, tools, implements, apparatus, furniture, chattels, and choses in action; all municipal and other franchises, consents, licenses or permits; all lines for the distribution of electric current, gas, steam heat or water for any purpose including towers, poles (wood, metal and concrete), wires, cables, pipes, conduits, ducts and all apparatus for use in connection therewith; all real estate, lands, easements, servitudes, licenses, permits, franchises, privileges, rights-of-way and other rights in or relating to real estate or the use and occupancy of the same (except as herein or in the Original Indenture or any of the Supplemental Indentures expressly excepted); all the right, title and interest of the Company in and to all other property of any kind or nature appertaining to and/or used and/or occupied and/or enjoyed in connection with any property hereinbefore, or in the Original Indenture and said Supplemental Indentures, described.

     IT IS HEREBY AGREED by the Company that all the property, rights and franchises acquired by the Company after the date hereof (except any property herein or in the Original Indenture or any of the Supplemental Indentures expressly excepted) shall, subject to the provisions of Section 9.01 of the Original Indenture and to the extent permitted by law, be as fully embraced within the lien hereof as if such property, rights and franchises were now owned by the Company and/or specifically described herein and conveyed hereby.

     TOGETHER WITH all and singular the tenements, hereditaments and appurtenances belonging or in any way appertaining to the aforesaid mortgaged property or any part thereof, with the reversion and reversions, remainder and remainders and (subject to the provisions of Section 9.01 of the Original Indenture) the tolls, rents, revenues, issues, earnings, income, product and profits thereof, and all the estate, right, title and interest and claim whatsoever, at law as well as in equity, which the Company now has or may hereafter acquire in and to the aforesaid mortgaged property and every part and parcel thereof.

     TO HAVE AND TO HOLD THE SAME unto First Chicago Trust Company of New York (as successor Trustee under the Indenture to First Union National Bank of Florida and Morgan Guaranty Trust Company of New York), and its successors in the trust and its assigns forever, but IN TRUST NEVERTHELESS upon the terms and trusts set forth in the Indenture, for the benefit and security of those who shall hold the bonds and coupons issued and to be issued under the Indenture, without preference, priority or distinction as to lien of any of said bonds and coupons over any others thereof by reason or priority in the time of the issue or negotiation thereof, or otherwise howsoever, subject, however, to the provisions of Sections 10.03 and 10.12 of the Original Indenture.

     SUBJECT, HOWEVER, to the reservations, exceptions, conditions, limitations and restrictions contained in the several deeds, servitudes and contracts or other instruments through which the Company acquired, and/or claims title to and/or enjoys the use of the aforesaid properties; and subject also to encumbrances of the character defined in the Original Indenture as "excepted encumbrances" in so far as the same may attach to any of the property embraced herein.

                                   ARTICLE II

                               SUNDRY PROVISIONS

     SECTION 1. This Supplemental Indenture is executed and shall be construed as an indenture supplemental to the Original Indenture, and shall form a part thereof and all of the provisions contained in the Original Indenture in respect to the rights, privileges, immunities, powers and duties of the Trustee or Trustees under the Indenture shall be applicable in respect hereof as fully and with like effect as if set forth herein in full.

     SECTION 2. This Supplemental Indenture may be simultaneously executed in any number of counterparts, and all of said counterparts executed and delivered, each as an original, shall constitute but one and the same instrument.

     SECTION 3. None of the Resigning Trustee, the Resigning Co-Trustee or the Successor Trustee shall be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Supplemental Indenture or of the due execution hereof by the Company or for or in respect of the recitals contained herein, all of which recitals are made by the Company solely.

     SECTION 4. Although this Supplemental Indenture is dated for convenience and for purposes of reference as of July 25, 1994, the actual dates of execution by the Company and by the Resigning Trustee, the Resigning Co-Trustee and the Successor Trustee are as indicated by the respective acknowledgements hereto annexed.

     IN WITNESS WHEREOF, FLORIDA POWER CORPORATION has caused this Supplemental Indenture to be signed in its name and behalf by its Vice President and Treasurer, and its corporate seal to be hereunto affixed and attested by its Secretary, and MORGAN GUARANTY TRUST COMPANY OF NEW YORK has caused this Supplemental Indenture to be signed and sealed in its name and behalf by a Vice President, and its corporate seal to be attested by an Assistant Secretary, and FIRST UNION NATIONAL BANK OF FLORIDA has caused this Supplemental Indenture to be signed in its name and behalf by an Assistant Vice President, and its corporate seal to be hereunto affixed and attested by an Assistant Vice President, and FIRST CHICAGO TRUST COMPANY OF NEW YORK has caused this Supplemental Indenture to be signed and sealed in its name and behalf by a Vice President, and its corporate seal to be attested by a Trust Officer, all as of the day and year first above written.

                                        FLORIDA POWER CORPORATION

                                        By       /s/  DAVID R. KUZMA
                                           -------------------------------------
                                                      David R. Kuzma
                                               Vice President and Treasurer
                                                  3201 34th Street South
                                                 St. Petersburg, FL 33711

[SEAL]

Attest:

 /s/  KENNETH E. ARMSTRONG
- ----------------------------------------
          Kenneth E. Armstrong
               Secretary
         3201 34th Street South
        St. Petersburg, FL 33711

Signed, sealed and delivered by said
  FLORIDA POWER CORPORATION
  in the presence of:

       /s/  DOUGLAS E. WENTZ
- ----------------------------------------
            Douglas E. Wentz

       /s/  JOSEPH E. ORFANO
- ----------------------------------------
            Joseph E. Orfano

                                        MORGAN GUARANTY TRUST
                                          COMPANY OF NEW YORK

                                        By  /s/  CATHERINE F. DONOHUE

                                            ------------------------------------
                                                    Catherine F. Donohue
                                                       Vice President
                                                       60 Wall Street
                                                     New York, NY 10260

[SEAL]

Attest:

        /s/  ROBERT W. RICH
- ----------------------------------------
             Robert W. Rich
          Assistant Secretary
             60 Wall Street
           New York, NY 10260

Signed, sealed and delivered by said
         MORGAN GUARANTY TRUST
          COMPANY OF NEW YORK
  in the presence of:

        /s/  DENNIS KAROLY
- ----------------------------------------
             Dennis Karoly

      /s/  SUSAN F. DONNELLY
- ----------------------------------------
           Susan F. Donnelly

                                        FIRST UNION NATIONAL
                                          BANK OF FLORIDA

                                        By      /s/  JANALEE R. SCOTT

                                            ------------------------------------
                                                      Janalee R. Scott
                                                       Vice President
                                                214 Hogan Street, 2nd Floor
                                                   Jacksonville, FL 32202

[SEAL]

Attest:

       /s/  KAREN REED
- -----------------------------------
            Karen Reed
          Vice President
    214 Hogan Street, 2nd Floor
      Jacksonville, FL 32202

Signed, sealed and delivered by said
  FIRST UNION NATIONAL
     BANK OF FLORIDA
  in the presence of:

       /s/  MARY DUNCAN
- -----------------------------------
            Mary Duncan

       /s/  MELBA POLK
- -----------------------------------
            Melba Polk

                                        FIRST CHICAGO TRUST
                                          COMPANY OF NEW YORK

                                        By      /s/  STEVEN M. WAGNER

                                            ------------------------------------
                                                      Steven M. Wagner
                                                       Vice President
                                                 14 Wall Street, 8th Floor
                                                     New York, NY 10005

[SEAL]

Attest:

      /s/  SUZANNE MAUER
- -----------------------------------
           Suzanne Mauer
           Trust Officer
     14 Wall Street, 8th Floor
        New York, NY 10005

Signed, sealed and delivered by said
         FIRST CHICAGO TRUST
         COMPANY OF NEW YORK
  in the presence of:

  /s/  MELISSA G. WEISMAN
- -------------------------------------
         Melissa G. Weisman

  /s/  CHARLENE MULLANE
- -------------------------------------
          Charlene Mullane

STATE OF FLORIDA       )
                                SS:
COUNTY OF PINELLAS     )

     Before me, the undersigned, a notary public in and for the State and County aforesaid, an officer duly authorized to take acknowledgments of deeds and other instruments, personally appeared David R. Kuzma, Vice President and Treasurer of FLORIDA POWER CORPORATION, a corporation, the corporate party of the first part in and to the above written instrument, and also personally appeared before me Kenneth E. Armstrong, Secretary of the said corporation; such persons being severally personally known to me, who did take an oath and are known by me to be the same individuals who as such Vice President and Treasurer and as such Secretary executed the above written instrument on behalf of said corporation; and he, the said Vice President and Treasurer, acknowledged that as such Vice President and Treasurer, he subscribed the said corporate name to said instrument on behalf and by authority of said corporation, and he, the said Secretary, acknowledged that he affixed the seal of said corporation to said instrument and attested the same by subscribing his name as Secretary of said corporation, by authority and on behalf of said corporation, and each of the two persons above named acknowledged that, being informed of the contents of said instrument, they, as such Vice President and Treasurer and Secretary, delivered said instrument by authority and on behalf of said corporation and that all such acts were done freely and voluntarily and for the uses and purposes in said instrument set forth and that such instrument is the free act and deed of said corporation; and each of said persons further acknowledged and declared that he knows the seal of said corporation, and that the seal affixed to said instrument is the corporate seal of the corporation aforesaid.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal this 29th day of June, 1994, at St. Petersburg, in the State and County aforesaid.

                                                   /s/  LINDA LYLE

                                           -------------------------------------
                                                        Linda Lyle

[NOTARIAL SEAL]

STATE OF NEW YORK      )
                                SS:
COUNTY OF NEW YORK     )

     Before me, the undersigned, a notary public in and for the State and County aforesaid, an officer duly authorized to take acknowledgments of deeds and other instruments, personally appeared Catherine F. Donohue, a Vice President of MORGAN GUARANTY TRUST COMPANY OF NEW YORK, a corporation, one of the corporate parties of the second part in and to the above written instrument, and also personally appeared before me, Robert W. Rich, an Assistant Secretary of the said corporation; said persons being severally personally known to me, who did take an oath and are known by me to be the same individuals who as such Vice President and as such Assistant Secretary executed the above written instrument on behalf of said corporation; and she, the said Vice President, acknowledged that as such Vice President she subscribed the said corporate name to said instrument and affixed the seal of said corporation to said instrument on behalf and by authority of said corporation, and she, the said Assistant Secretary, acknowledged that she attested the same by subscribing her name as Assistant Secretary of said corporation, by authority and on behalf of said corporation, and each of the two persons above named acknowledged that, being informed of the contents of said instrument, they, as such Vice President and Assistant Secretary, delivered said instrument by authority and on behalf of said corporation and that all such acts were done freely and voluntarily and for the uses and purposes in said instrument set forth and that such instrument is the free act and deed of said corporation, and each of said persons further acknowledged and declared that she knows the seal of said corporation, and that the seal affixed to said instrument is the corporate seal of the corporation aforesaid.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal this 29th day of June, 1994, at New York City, in the State and County aforesaid.

                                                 /s/  JOANNE E. ILSE

                                           -------------------------------------
                                                      Joanne E. Ilse
                                             Notary Public, State of New York
                                                      No. 01IL5018680
                                                Qualified in Queens County
                                            Commission Expires October 4, 1995

[NOTARIAL SEAL]

STATE OF FLORIDA           )
                                      SS:
COUNTY OF DUVAL            )

     Before me, the undersigned, a notary public in and for the State and County aforesaid, an officer duly authorized to take acknowledgments of deeds and other instruments, personally appeared Janalee R. Scott, Vice President of FIRST UNION NATIONAL BANK OF FLORIDA, a corporation, one of the corporate parties of the second part in and to the above written instrument, and also personally appeared before me Karen Reed, Vice President of the said corporation; said persons being severally personally known to me, who did take an oath and are known by me to be the same individuals who as such Vice President and Vice President executed the above written instrument on behalf of said corporation; and she, the said Vice President, acknowledged that she subscribed the said corporate name to said instrument on behalf and by authority of said corporation, and she, the said Vice President, acknowledged that she affixed the seal of said corporation to said instrument and attested the same by subscribing her name as Vice President of said corporation, by authority and on behalf of said corporation, and each of the two persons above named acknowledged that, being informed of the contents of said instrument, they, as such Vice Presidents delivered said instrument by authority and on behalf of said corporation and that all such acts were done freely and voluntarily and for the uses and purposes in said instrument set forth and that such instrument is the free act and deed of said corporation; and each of said persons further acknowledged and declared that she knows the seal of said corporation, and that the seal affixed to said instrument is the corporate seal of the corporation aforesaid.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal this 27th day of June, 1994, at Jacksonville, in the State and County aforesaid.

                                             /s/  CHARLOTTE A. KEMP

                                           -------------------------------------
                                                     Charlotte A. Kemp

[NOTARIAL SEAL]

STATE OF NEW YORK          )
                                      SS:
COUNTY OF NEW YORK         )

     Before me, the undersigned, a notary public in and for the State and County aforesaid, an officer duly authorized to take acknowledgments of deeds and other instruments, personally appeared Steven M. Wagner, Vice President of FIRST CHICAGO TRUST COMPANY OF NEW YORK, a New York limited purpose trust company (the "Corporation"), one of the corporate parties of the second part in and to the above written instrument, and also personally appeared before me Suzanne Mauer, Trust Officer of the said corporation; said persons being severally personally known to me, who did take an oath and are known by me to be the same individuals who as such Vice President and Trust Officer executed the above written instrument on behalf of said corporation; and he, the said Vice President, acknowledged that as such Vice President, he subscribed the said corporate name to said instrument on behalf and by authority of said corporation, and she, the said Trust Officer, acknowledged that she affixed the seal of said corporation to said instrument and attested the same by subscribing her name as Trust Officer of said corporation, by authority and on behalf of said corporation, and each of the two persons above named acknowledged that, being informed of the contents of said instrument, they, as such Vice President and Trust Officer, delivered said instrument by authority and on behalf of said corporation and that all such acts were done freely and voluntarily and for the uses and purposes in said instrument set forth and that such instrument is the free act and deed of said corporation; and each of said persons further acknowledged and declared that he/she knows the seal of said corporation, and the seal affixed to said instrument is the corporate seal of the corporation aforesaid.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal this 29th day of June, 1994, at New York City, in the State and County aforesaid.

                                                /s/  BARBARA MALFUCCI

                                           -------------------------------------
                                                     Barbara Malfucci

[NOTARIAL SEAL]

                                   EXHIBIT A

                             RECORDING INFORMATION


ORIGINAL INDENTURE dated January 1, 1944

STATE OF FLORIDA

County          Date of Recordation               Book           Page

Alachua                02/25/44                    121            172
Bay                    10/20/47                     59             18
Brevard                10/30/91                   3157           3297
Citrus                 02/25/44                     18              1
Columbia               02/25/44                     42            175
Dixie                  02/25/44                      3            127
Flagler                10/30/91                    456            288
Franklin               02/25/44                      0             83
Gadsden                02/26/44                    A-6            175
Gilchrist              02/25/44                      5             60
Gulf                   02/26/44                      6            193
Hamilton               02/25/44                     42             69
Hardee                 02/25/44                     23              1
Hernando               02/25/44                     90              1
Highlands              02/25/44                     48            357
Hillsborough           02/25/44                    662            105
Jackson                02/26/44                    370              1
Jefferson              07/02/51                     25              1
Lafayette              02/25/44                     22            465
Lake                   02/25/44                     93              1
Leon                   02/25/44                     41              1
Levy                   02/25/44                      3            160
Liberty                02/25/44                     "H"           116
Madison                07/02/51                     61             86
Marion                 02/25/44                    103              1
Orange                 02/25/44                    297            375
Osceola                02/25/44                     20              1
Pasco                  02/25/44                     39            449
Pinellas               02/26/44                    566              1
Polk                   02/25/44                    666            305
Seminole               02/25/44                     65            147
Sumter                 02/25/44                     25              1
Suwanee                02/25/44                     58            425
Taylor                 07/03/51                     36              1
Volusia                02/25/44                    135            156
Wakulla                02/25/44                     14              1


STATE OF GEORGIA

Cook                   02/25/44                     24              1
Echols                 02/25/44                    A-1            300
Lowndes                02/25/44                    5-0              1

SUPPLEMENTAL INDENTURE (First) dated July 1, 1946


STATE OF FLORIDA


County          Date of Recordation               Book           Page

Alachua                11/12/46                    166              1
Bay                    10/20/47                     59              1
Brevard                10/30/91                   3157           3590
Citrus                 11/12/46                     17            362
Columbia               11/12/46                     49            283
Dixie                  11/14/46                      3            357
Flagler                10/30/91                    456            579
Franklin               11/13/46                     "P"            80
Gadsden                11/13/46                    A-9            148
Gilchrist              11/14/46                      7            120
Gulf                   11/13/46                     10            313
Hamilton               11/12/46                     40            371
Hardee                 11/12/46                     24            575
Hernando               11/14/46                     99            201
Highlands              11/12/46                     55            303
Hillsborough           11/06/46                     95            375
Jackson                11/13/46                    399              1
Jefferson              07/02/51                     25            287
Lafayette              11/14/46                     23            156
Lake                   11/13/46                    107            209
Leon                   11/13/46                     55            481
Levy                   11/14/46                      4            133
Liberty                11/13/46                     "H"           420
Madison                07/02/51                     61            373
Marion                 11/12/46                    110              1
Orange                 11/12/46                    338            379
Osceola                11/12/46                     20            164
Pasco                  11/14/46                     44            169
Pinellas               11/06/46                    632            161
Polk                   11/12/46                    744            511
Seminole               11/13/46                     74            431
Sumter                 11/13/46                     25            467
Suwanee                11/12/46                     63            316
Taylor                 07/03/51                     36            145
Volusia                11/13/46                    158            203
Wakulla                11/13/36                     14            299

SUPPLEMENTAL INDENTURE (Second) dated November 1, 1948


STATE OF FLORIDA

County          Date of Recordation               Book           Page

Alachua                01/08/49                    196            287
Bay                    01/10/49                     64            395
Brevard                10/30/91                   3157           3607
Citrus                 01/13/49                     18            414
Columbia               01/08/49                     55            493
Dixie                  01/10/49                      4            201
Flagler                10/30/91                    456            601
Franklin               01/10/49                     "Q"             1
Gadsden                01/10/49                    A-13           157
Gilchrist              01/08/49                      6            274
Gulf                   01/10/49                     13             74
Hamilton               01/10/49                     44              1
Hardee                 01/08/49                     28            110
Hernando               01/08/49                    109            448
Highlands              01/08/49                     61            398
Hillsborough           01/13/49                    810            452
Jackson                01/10/49                    400            563
Jefferson              07/02/51                     25            320
Lafayette              01/10/49                     25            210
Lake                   01/08/49                    119            555
Leon                   01/10/49                     82            303
Levy                   01/08/49                      5            242
Liberty                01/08/49                     "H"           587
Madison                07/02/51                     61            407
Marion                 01/11/49                    122            172
Orange                 01/08/49                    388            604
Osceola                01/08/49                     25            104
Pasco                  01/08/49                     47            549
Pinellas               01/05/49                    716             11
Polk                   01/07/49                    807            411
Seminole               01/06/49                     84            389
Sumter                 01/08/49                     28             41
Suwanee                01/08/49                     69            150
Taylor                 07/03/51                     36            162
Volusia                01/06/49                    192            167
Wakulla                01/10/49                     16              1

SUPPLEMENTAL INDENTURE (Third) dated July 1, 1951


STATE OF FLORIDA

County          Date of Recordation               Book           Page

Alachua                08/02/51                    234            340
Bay                    08/03/51                     93            155
Brevard                10/30/91                   3157           3630
Citrus                 07/30/51                     20            251
Columbia               08/02/51                     66            503
Dixie                  08/02/51                      5            271
Flagler                10/30/91                    456            624
Franklin               08/03/51                     "Q"           522
Gadsden                08/03/51                    A-19           271
Gilchrist              08/02/51                      7            422
Gulf                   08/03/51                     16             59
Hamilton               08/03/51                     51            347
Hardee                 08/02/51                     32              1
Hernando               08/02/51                    118            537
Highlands              08/02/51                     69            344
Hillsborough           08/02/51                    927            174
Jefferson              08/03/51                     25            359
Lafayette              08/03/51                     27            305
Lake                   07/31/51                    139            323
Leon                   08/02/51                    113            465
Levy                   08/02/51                      7            211
Liberty                07/25/51                      I            232
Madison                08/07/51                     62              1
Marion                 08/02/51                    142            143
Orange                 08/07/51                    460             60
Osceola                08/02/51                     31            385
Pasco                  08/10/51                     56              1
Pinellas               08/02/51                    847            301
Polk                   08/01/51                    899            539
Seminole               08/07/51                    100            403
Sumter                 08/02/51                     32            345
Suwanee                08/02/51                     76            413
Taylor                 08/07/51                     36            182
Volusia                08/07/51                    245            393
Wakulla                08/03/51                     17            259

STATE OF GEORGIA

Cook                   08/08/51                     35            566
Echols                 08/02/51                    A-3            521
Lowndes                08/04/51                    7-E            188
FOURTH SUPPLEMENTAL INDENTURE November 1, 1952


STATE OF FLORIDA

County          Date of Recordation               Book           Page

Alachua                12/31/52                    256            288
Bay                    01/01/53                    104            571
Brevard                10/30/91                   3157           3663
Citrus                 12/31/52                     22            321
Columbia               12/31/52                     72            521
Dixie                  12/31/52                      6            135
Flagler                10/30/91                    456            657
Franklin               12/31/52                      R            477
Gadsden                12/31/52                    A-22           511
Gilchrist              12/31/52                      9            124
Gulf                   01/02/53                     17              7
Hamilton               12/31/52                     54            293
Hardee                 12/31/52                     33            433
Hernando               12/31/52                    125            361
Highlands              01/02/53                     74            131
Hillsborough           12/29/52                    993            545
Jefferson              12/31/52                     27              1
Lafayette              12/31/52                     28            445
Lake                   01/02/53                    150            343
Leon                   12/31/52                    130              1
Levy                   12/31/52                      8            362
Liberty                01/09/53                      I            462
Madison                01/02/53                     65            134
Marion                 01/02/53                    153            434
Orange                 12/31/52                    505            358
Osceola                12/31/52                     36            145
Pasco                  01/02/53                     61            563
Pinellas               12/29/52                    926            561
Polk                   01/12/53                    974            177
Seminole               01/02/53                    111             41
Sumter                 12/31/52                     35            441
Suwanee                01/02/53                     82             27
Taylor                 12/31/52                     37            325
Volusia                01/10/53                    278            107
Wakulla                01/02/53                     18            383

STATE OF GEORGIA

Cook                   01/01/53                     39             95
Echols                 01/01/53                    A-4            110
Lowndes                12/31/52                    7-0            540
FIFTH SUPPLEMENTAL INDENTURE November 1, 1953


STATE OF FLORIDA

County          Date of Recordation               Book           Page

Alachua                12/29/53                    271             24
Bay                    01/01/54                    115            505
Brevard                10/30/91                   3157           3690
Citrus                 12/28/53                      2             73
Columbia               12/28/53                      7              3
Dixie                  12/23/53                      6            466
Flagler                10/30/91                    456            684
Franklin               12/28/53                      1            447
Gadsden                12/24/53                    A-26           251
Gilchrist              12/23/53                      9            317
Gulf                   12/28/53                     11            229
Hamilton               12/28/53                     58            220
Hardee                 12/23/53                     35            518
Hernando               12/23/53                    130            409
Highlands              12/29/53                     78              1
Hillsborough           01/04/54                   1050            229
Jefferson              12/29/53                     28             91
Lafayette              12/24/53                     30             16
Lake                   12/23/53                    160            189
Leon                   12/23/53                    144            268
Levy                   12/23/53                      9            368
Liberty                01/06/54                      J             40
Madison                12/26/53                     67            381
Marion                 12/28/53                    168            179
Orange                 12/24/53                    541            253
Osceola                12/24/53                     39             42
Pasco                  12/23/53                     67              1
Pinellas               12/22/53                    988            333
Polk                   01/05/54                   1021            473
Seminole               12/29/53                    118            535
Sumter                 12/28/53                     37            466
Suwanee                12/28/53                     85            346
Taylor                 12/24/53                     43            225
Volusia                12/24/53                    303            454
Wakulla                12/30/53                     19            380

STATE OF GEORGIA

Cook                   01/15/54                     39            437
Echols                 01/15/54                    A-4            418
Lowndes                12/29/53                    7-X            235
SIXTH SUPPLEMENTAL INDENTURE dated July 1, 1954


STATE OF FLORIDA

County          Date of Recordation               Book           Page

Alachua                11/19/54                    286            129
Bay                    11/22/54                    125            502
Brevard                10/30/91                   3157           3719
Citrus                 11/19/54                      9            525
Columbia               11/20/54                     17            479
Dixie                  11/19/54                      7            299
Flagler                10/30/91                    456            713
Franklin               11/19/54                      5            465
Gadsden                11/20/54                    A-29           411
Gilchrist              11/19/54                      9            530
Gulf                   11/22/54                     19            284
Hamilton               11/22/54                     59            425
Hardee                 11/19/54                     37            307
Hernando               11/19/54                      7            335
Highlands              11/19/54                     82            403
Hillsborough           11/26/54                   1116            164
Jefferson              11/19/54                     29             17
Lafayette              11/19/54                     31            138
Lake                   11/19/54                    170            225
Leon                   11/19/54                    159            209
Levy                   11/19/54                     10            523
Liberty                11/30/54                     "J"           215
Madison                11/20/54                     69            483
Marion                 11/20/54                    181            573
Orange                 11/23/54                    578            123
Osceola                11/20/54                     42            216
Pasco                  11/22/54                     15            568
Pinellas               11/18/54                   1046            507
Polk                   11/23/54                   1068             22
Seminole               11/19/54                     28            374
Sumter                 11/30/54                     40             81
Suwanee                11/23/54                     89              1
Taylor                 11/20/54                     45            377
Volusia                11/23/54                    327            538
Wakulla                11/19/54                    204             45

STATE OF GEORGIA

Cook                   11/20/54                     55            385
Echols                 11/20/54                      5             86
Lowndes                11/20/54                      3            387
SEVENTH SUPPLEMENTAL INDENTURE dated July 1, 1956


STATE OF FLORIDA

County          Date of Recordation               Book           Page

Alachua                07/27/56                    320            309
Bay                    07/27/56                    145            395
Brevard                10/30/91                   3157           3746
Citrus                 07/25/56                     28            403
Columbia               07/26/56                     38            279
Dixie                  07/30/56                      9              1
Flagler                10/30/91                    456            740
Franklin               07/27/56                     16            392
Gadsden                07/26/56                    A-36           100
Gilchrist              07/31/56                     11            289
Gulf                   08/02/56                     23            475
Hamilton               07/27/56                     11             79
Hardee                 07/31/56                     43              1
Hernando               07/26/56                     21             88
Highlands              07/31/56                     11            571
Hillsborough           08/06/56                   1260            125
Jefferson              07/25/56                     30            295
Lafayette              07/25/56                     33            117
Lake                   07/26/56                    189            613
Leon                   07/25/56                    190            301
Levy                   07/30/56                     14             13
Liberty                07/31/56                     "J"           531
Madison                07/26/56                     74             12
Marion                 07/26/56                    208            223
Orange                 07/27/56                    126            165
Osceola                07/26/56                     49              1
Pasco                  08/02/56                     51            353
Pinellas               07/24/56                   1168            481
Polk                   08/20/56                   1180             30
Seminole               07/27/56                     90              5
Sumter                 08/02/56                     43            523
Suwanee                07/26/56                     96             67
Taylor                 07/25/56                     52            451
Volusia                07/26/56                    384            195
Wakulla                07/25/56                     22            281

STATE OF GEORGIA

Cook                   07/26/56                     48             36
Echols                 07/26/56                      5            401
Lowndes                07/25/56                     22            419
EIGHTH SUPPLEMENTAL INDENTURE dated July 1, 1958


STATE OF FLORIDA

County          Date of Recordation               Book           Page

Alachua                07/23/58                     20            227
Bay                    08/05/58                    170            295
Brevard                10/30/91                   3157           3785
Citrus                 07/24/58                     55            336
Columbia               07/23/58                     66            365
Dixie                  07/22/58                     11            166
Flagler                10/30/91                    456            779
Franklin               07/22/58                     29            248
Gadsden                07/23/58                      9             48
Gilchrist              07/22/58                     12            341
Gulf                   07/24/58                     29             40
Hamilton               07/22/58                     23              1
Hardee                 07/22/58                     49            451
Hernando               07/25/58                     39            358
Highlands              07/29/58                     50            514
Hillsborough           07/29/58                    111            108
Jefferson              07/23/58                     33             19
Lafayette              07/23/58                     35            120
Lake                   07/31/58                     56            297
Leon                   07/23/58                    216            129
Levy                   07/22/58                     18             63
Liberty                07/24/58                     "K"           413
Madison                07/23/58                     78            310
Marion                 07/29/58                    237            447
Orange                 07/23/58                    403            300
Osceola                07/23/58                     26            462
Pasco                  07/25/58                     96            455
Pinellas               07/24/58                    381            683
Polk                   07/24/58                    165            452
Seminole               07/23/58                    178             26
Sumter                 08/01/58                      5             66
Suwanee                07/23/58                    102            360
Taylor                 07/22/58                      4            254
Volusia                07/23/58                    129            244
Wakulla                07/25/58                     24            375

NINTH SUPPLEMENTAL INDENTURE dated October 1, 1960


STATE OF FLORIDA

County          Date of Recordation               Book           Page

Alachua                11/23/60                    119            158
Bay                    11/25/60                     28            411
Brevard                10/30/91                   3157           3822
Citrus                 12/01/60                     93            370
Columbia               11/17/60                    105            133
Dixie                  11/16/60                     13            331
Flagler                10/30/91                    456            816
Franklin               11/17/60                     49            375
Gadsden                11/17/60                     29            655
Gilchrist              11/16/60                      1            473
Gulf                   11/21/60                      5            409
Hamilton               11/18/60                     37            171
Hardee                 11/17/60                     60             76
Hernando               11/16/60                     65            688
Highlands              11/18/60                    108            421
Hillsborough           11/23/60                    629            675
Jefferson              11/18/60                      8            290
Lafayette              11/16/60                     38            185
Lake                   11/21/60                    141            619
Leon                   11/23/60                    254            479
Levy                   11/16/60                     23            537
Liberty                11/17/60                     "M"           525
Madison                11/22/60                     11            153
Marion                 11/18/60                     54            420
Orange                 11/22/60                    817            569
Osceola                11/16/60                     68            410
Pasco                  11/21/60                    158            530
Pinellas               11/16/60                    1036           239
Polk                   11/18/60                    440            179
Seminole               11/21/60                    332            203
Sumter                 11/30/60                     25            318
Suwanee                11/17/60                    111            282
Taylor                 11/18/60                     21            626
Volusia                11/21/60                    330            281
Wakulla                11/21/60                     28            185

TENTH SUPPLEMENTAL INDENTURE dated May 1, 1962


STATE OF FLORIDA

County          Date of Recordation               Book           Page

Alachua                06/07/62                    188            123
Bay                    06/15/62                     70            173
Brevard                10/30/91                   3157           3858
Citrus                 06/08/62                    120            221
Columbia               06/05/62                    130            187
Dixie                  06/05/62                     15             36
Flagler                10/30/91                    456            852
Franklin               06/06/62                     58            333
Gadsden                06/05/62                     45            493
Gilchrist              06/05/62                      7            261
Gulf                   06/06/62                     14            147
Hamilton               06/05/62                     46            407
Hardee                 06/05/62                     16            449
Hernando               06/05/62                     82            326
Highlands              06/11/62                    148            617
Hillsborough           06/11/62                    949            738
Jefferson              06/05/62                     13            606
Lafayette              06/08/62                     39            385
Lake                   06/06/62                    204              1
Leon                   06/11/62                     48             49
Levy                   06/05/62                     27            574
Liberty                06/06/62                      0            214
Madison                06/05/62                     20             76
Marion                 06/15/62                    112            412
Orange                 06/06/62                   1060            464
Osceola                06/05/62                     90            389
Pasco                  06/08/62                    202            457
Pinellas               06/01/62                   1438            571
Polk                   06/14/62                    605            696
Seminole               06/13/62                    408            102
Sumter                 06/13/62                     40             85
Suwanee                06/05/62                    116            273
Taylor                 06/05/62                     34            330
Volusia                06/20/62                    456             46
Wakulla                06/11/62                     31            349

ELEVENTH SUPPLEMENTAL INDENTURE dated April 1, 1965


STATE OF FLORIDA

County          Date of Recordation               Book           Page

Alachua                05/21/65                    324            610
Bay                    05/28/65                    158            231
Brevard                10/30/91                   3157           3894
Citrus                 05/13/65                    179            485
Columbia               05/17/65                    184            314
Dixie                  05/13/65                      6            485
Flagler                10/30/91                    456            888
Franklin               05/19/65                     72            497
Gadsden                05/18/65                     73            410
Gilchrist              05/13/65                     17             11
Gulf                   05/18/65                     24            717
Hamilton               05/13/65                     63            327
Hardee                 05/13/65                     47            377
Hernando               05/13/65                    112            236
Highlands              05/21/65                    232            421
Hillsborough           05/12/65                   1448             57
Jefferson              05/14/65                     23            198
Lafayette              05/13/65                      1            687
Lake                   05/19/65                    287             74
Leon                   05/21/65                    178             48
Levy                   05/21/65                     34            519
Liberty                05/14/65                      6              1
Madison                05/14/65                     34            399
Marion                 05/24/65                    228            528
Orange                 05/25/65                   1445            830
Osceola                05/18/65                    132            351
Pasco                  05/13/65                    291            437
Pinellas               05/12/65                   2154             77
Polk                   05/17/65                    929            371
Seminole               05/19/65                    535            241
Sumter                 05/14/65                     68             83
Suwanee                05/17/65                     24            673
Taylor                 05/17/65                     56            129
Volusia                05/19/65                    708            531
Wakulla                05/17/65                      8              6

TWELFTH SUPPLEMENTAL INDENTURE dated November 1, 1965


STATE OF FLORIDA

County          Date of Recordation               Book             Page

Alachua                12/10/65                    355              229
Bay                    12/20/65                    174              619
Brevard                10/30/91                   3157             3931
Citrus                 12/22/65                    192              309
Columbia               12/10/65                    194              338
Dixie                  12/10/65                      9               42
Flagler                10/30/91                    456              925
Franklin               12/13/65                     76              249
Gadsden                12/10/65                     78              606
Gilchrist              12/10/65                     19              447
Gulf                   12/10/65                     26              692
Hamilton               12/10/65                     66              303
Hardee                 12/10/65                     53              426
Hernando               12/13/65                    118              441
Highlands              12/20/65                    248               20
Hillsborough           12/17/65                   1548              603
Jefferson              12/10/65                     24              595
Lafayette              12/10/65                      2              671
Lake                   12/20/65                    301              528
Leon                   12/20/65                    205              170
Levy                   12/20/65                     36              184
Liberty                12/10/65                      6              477
Madison                12/11/65                     36              806
Marion                 12/27/65                    254              153
Orange                 12/10/65                   1499              785
Osceola                12/10/65                    140              445
Pasco                  12/13/65                    312               19
Pinellas               12/09/65                   2283              186
Polk                   12/20/65                    984              641
Seminole               12/22/65                    559              591
Sumter                 12/14/65                     73              283
Suwanee                12/14/65                     30              218
Taylor                 12/10/65                     59              361
Volusia                12/10/65                    755              174
Wakulla                12/20/65                      9              390

THIRTEENTH SUPPLEMENTAL INDENTURE dated August 1, 1967


STATE OF FLORIDA

County          Date of Recordation               Book             Page

Alachua                08/22/67                    458              347
Bay                    08/28/67                    223              457
Brevard                10/30/91                   3157             3964
Citrus                 08/28/67                    218              756
Columbia               08/22/67                    225              304
Dixie                  08/22/67                     15              367
Flagler                10/30/91                    456              962
Franklin               08/28/67                     83              556
Gadsden                08/23/67                     96               29
Gilchrist              08/22/67                     25              131
Gulf                   08/22/67                     33              618
Hamilton               08/23/67                     76              465
Hardee                 08/22/67                     71              366
Hernando               08/28/67                    137              646
Highlands              08/30/67                    288              585
Hillsborough           08/28/67                   1795              635
Jefferson              08/23/67                     30              662
Lafayette              08/22/67                      5              694
Lake                   08/25/67                    342              196
Leon                   08/30/67                    280              594
Levy                   08/28/67                     41              262
Liberty                08/23/67                     10               90
Madison                08/23/67                     44              606
Marion                 09/01/67                    324              444
Orange                 08/24/67                   1660              421
Osceola                08/22/67                    164              335
Pasco                  08/28/67                    370              728
Pinellas               08/21/67                   2659              498
Polk                   09/06/67                   1108              900
Seminole               08/31/67                    628              506
Sumter                 09/06/67                     87              602
Suwanee                08/23/67                     47              228
Taylor                 08/24/67                     67              782
Volusia                08/24/67                    964              254
Wakulla                08/31/67                     14              755

FOURTEENTH SUPPLEMENTAL INDENTURE dated November 1, 1968


STATE OF FLORIDA

County          Date of Recordation               Book             Page

Alachua                12/06/68                    543              198
Bay                    12/18/68                    262              487
Brevard                10/30/91                   3157             3984
Citrus                 12/09/68                    239              487
Columbia               12/09/68                    242              397
Dixie                  12/09/68                     20              109
Flagler                10/30/91                    456              983
Franklin               12/06/68                     88              538
Gadsden                12/12/68                    110                7
Gilchrist              12/06/68                     29              281
Gulf                   12/09/68                     38              359
Hamilton               12/06/68                     82              245
Hardee                 12/06/68                     83              221
Hernando               12/09/68                    164              395
Highlands              12/11/68                    319              390
Hillsborough           12/19/68                   1977              890
Jefferson              12/09/68                     35               32
Lafayette              12/06/68                      9              170
Lake                   12/06/68                    371              438
Leon                   12/19/68                    342              572
Levy                   12/09/68                     44              215
Liberty                12/09/68                     12               41
Madison                12/09/68                     49              627
Marion                 12/20/68                    375               12
Orange                 12/06/68                   1785              837
Osceola                12/06/68                    183              688
Pasco                  12/06/68                    423              607
Pinellas               12/06/68                   2964              580
Polk                   12/10/68                   1193              854
Seminole               12/18/68                    695              638
Sumter                 01/02/69                     98              509
Suwanee                12/06/68                     60               50
Taylor                 12/09/68                     73              494
Volusia                12/09/68                   1060              466
Wakulla                12/19/68                     18              593

FIFTEENTH SUPPLEMENTAL INDENTURE dated August 1, 1969


STATE OF FLORIDA

County          Date of Recordation               Book              Page

Alachua                08/26/69                    592              206
Bay                    09/03/69                    283              513
Brevard                10/30/91                   3157             4002
Citrus                 08/26/69                    251              437
Columbia               09/05/69                    251              586
Dixie                  08/26/69                     21              705
Flagler                10/30/91                    456             1001
Franklin               08/26/69                     92              363
Gadsden                08/26/69                    116              723
Gilchrist              09/04/69                     31              539
Gulf                   08/26/69                     41               23
Hamilton               08/26/69                     85              292
Hardee                 08/26/69                     91               19
Hernando               09/03/69                    191              745
Highlands              09/05/69                    339               90
Hillsborough           09/03/69                   2073              501
Jefferson              08/26/69                     37              193
Lafayette              08/26/69                     12              235
Lake                   09/11/69                    389              148
Leon                   09/05/69                    377              548
Levy                   08/26/69                      6              348
Liberty                08/29/69                     12              680
Madison                08/26/69                     52              263
Marion                 09/08/69                    399              668
Orange                 08/27/69                   1867              156
Osceola                09/03/69                    192              726
Pasco                  08/26/69                    459              315
Pinellas               08/26/69                   3149              131
Polk                   09/04/69                   1241              971
Seminole               09/05/69                    740              500
Sumter                 09/05/69                    104              504
Suwannee               08/26/69                     66              489
Taylor                 08/26/69                     77               44
Volusia                08/26/69                   1123              577
Wakulla                09/05/69                     21              231

SIXTEENTH SUPPLEMENTAL INDENTURE dated February 1, 1970


STATE OF FLORIDA

County          Date of Recordation               Book           Page

Alachua                03/13/70                    625            297
Bay                    03/23/70                    298            539
Brevard                10/30/91                   3157           4019
Citrus                 03/16/70                    261            729
Columbia               03/13/70                    257            622
Dixie                  03/13/70                     23            107
Flagler                10/30/91                    456           1019
Franklin               03/13/70                     94            507
Gadsden                03/13/70                    121            571
Gilchrist              03/20/70                     33            449
Gulf                   03/16/70                     43            244
Hamilton               03/14/70                     87            291
Hardee                 03/16/70                     97            225
Hernando               03/20/70                    212            536
Highlands              03/20/70                    352             25
Hillsborough           03/20/70                   2146            824
Jefferson              03/13/70                     38            643
Lafayette              03/16/70                     14             42
Lake                   03/13/70                    400            545
Leon                   04/02/70                    406            203
Levy                   03/20/70                     11            150
Liberty                03/13/70                     13            494
Madison                03/13/70                     54            152
Marion                 03/20/70                    419            113
Orange                 03/20/70                   1927            853
Osceola                03/13/70                    199            282
Pasco                  03/13/70                    487            207
Pinellas               03/23/70                   3294            582
Polk                   03/27/70                   1278              4
Seminole               03/20/70                    771            384
Sumter                 03/27/70                    109              1
Suwannee               03/13/70                     71             61
Taylor                 03/16/70                     79            282
Volusia                03/13/70                   1183            353
Wakulla                03/24/70                     23             36

SEVENTEENTH SUPPLEMENTAL INDENTURE dated November 1, 1970


STATE OF FLORIDA

County          Date of Recordation               Book           Page

Alachua                12/15/70                    678             70
                       01/08/71                    682           405B
Bay                    01/11/71                    321            565
Brevard                10/30/91                   3157           4030
Citrus                 01/07/71                    277            324
Columbia               12/16/70                    266             25
                       01/07/71                    266            351
Dixie                  01/07/71                     25            246
Flagler                10/30/91                    456           1030
Franklin               12/15/70                     98            171
                       01/18/71                     98            472
Gadsden                01/07/71                    128            705
Gilchrist              01/13/71                     36              5
Gulf                   12/16/70                     46            132
Hamilton               12/16/70                     90            201
                       01/08/71                     90            325
Hardee                 12/16/70                    106            109
                       01/07/71                    107             15
Hernando               12/16/70                    246            299
                       01/13/71                    252            715
Highlands              01/11/71                    372             79
Hillsborough           01/11/71                   2261            308
Jefferson              12/16/70                     41            467
Lafayette              01/06/71                     16            144
Lake                   01/12/71                    421            742
Leon                   01/14/71                    449            244
Levy                   01/11/71                     18             65
Liberty                12/16/70                     14            535
Madison                01/07/71                     56            911
Marion                 01/11/71                    449             33
Orange                 01/11/71                   2021             24
Osceola                01/29/71                    212            353
Pasco                  01/08/71                    524             86
Pinellas               01/14/71                   3467            449
Polk                   01/14/71                   1331            880
Seminole               01/11/71                    819            223
Sumter                 01/11/71                    115            308
Suwannee               12/17/70                     77             82
Taylor                 12/17/70                     83             53
Volusia                01/11/71                   1257            142
Wakulla                01/12/71                     26            175
EIGHTEENTH SUPPLEMENTAL INDENTURE dated October 1, 1971


STATE OF FLORIDA

County          Date of Recordation               Book           Page

Alachua                11/17/71                    755            116
Bay                    11/09/71                    351             33
Brevard                10/30/91                   3157           4062
Citrus                 11/16/71                    296            490
Columbia               11/15/71                    278            597
Dixie                  11/09/71                     31             23
Flagler                10/30/91                    456           1062
Franklin               11/09/71                    103            278
Gadsden                11/10/71                    138            360
Gilchrist              11/16/71                     39             92
Gulf                   11/11/71                     49            107
Hamilton               11/09/71                     93            538
Hardee                 11/09/71                    119             63
Hernando               11/17/71                    280              1
Highlands              11/16/71                    393            578
Hillsborough           11/17/71                   2393            263
Jefferson              11/11/71                     45            135
Lafayette              11/09/71                     19             91
Lake                   11/16/71                    447            834
Leon                   11/12/71                    496            190
Levy                   11/16/71                     26            748
Liberty                11/10/71                     16            108
Madison                11/11/71                     61            220
Marion                 11/16/71                    487            239
Orange                 11/18/71                   2144            179
Osceola                11/10/71                    229            360
Pasco                  11/12/71                    569            344
Pinellas               11/09/71                   3659            630
Polk                   11/16/71                   1400              1
Seminole               11/16/71                    892            460
Sumter                 11/09/71                    123            457
Suwannee               11/12/71                     86             28
Taylor                 11/09/71                     87            706
Volusia                11/09/71                   1352            118
Wakulla                11/16/71                     30            218

NINETEENTH SUPPLEMENTAL INDENTURE dated June 1, 1972


STATE OF FLORIDA

County          Date of Recordation               Book           Page

Alachua                07/31/72                    797             81
Bay                    07/31/72                    378            483
Brevard                10/30/91                   3157           4079
Citrus                 08/01/72                    314            557
Columbia               07/31/72                    290            418
Dixie                  07/31/72                     35             44
Flagler                10/30/91                    456           1079
Franklin               07/31/72                    107            442
Gadsden                07/31/72                    147            296
Gilchrist              07/31/72                     41            148
Gulf                   07/31/72                     51            371
Hamilton               07/31/72                     96            573
Hardee                 07/31/72                    130             35
Hernando               07/31/72                    295            702
Highlands              07/31/72                    409            578
Hillsborough           07/31/72                   2518             15
Jefferson              07/31/72                     48            389
Lafayette              08/04/72                     22             70
Lake                   08/02/72                    474            134
Leon                   08/02/72                    537            763
Levy                   08/02/72                     35              5
Liberty                08/03/72                     17            319
Madison                08/03/72                     65            120
Marion                 08/02/72                    521            427
Orange                 08/03/72                   2259            950
Osceola                08/02/72                    245            626
Pasco                  08/03/72                    619            487
Pinellas               08/02/72                   3846            454
Polk                   08/02/72                   1467            276
Seminole               08/03/72                    948           1035
Sumter                 08/02/72                    131            348
Suwannee               08/02/72                     93            785
Taylor                 08/03/72                     92            198
Volusia                08/02/72                   1456            420
Wakulla                08/03/72                     33            147

TWENTIETH SUPPLEMENTAL INDENTURE dated November 1, 1972


STATE OF FLORIDA

County          Date of Recordation               Book           Page

Alachua                01/22/73                    818            709
Bay                    01/22/73                    400            226
Brevard                10/30/91                   3157           4096
Citrus                 01/22/73                    328            152
Columbia               01/22/73                    298            244
Dixie                  01/22/73                     38             92
Flagler                10/30/91                    456           1096
Franklin               01/22/73                    110            446
Gadsden                01/22/73                    154            117
Gilchrist              01/22/73                     42            685
Gulf                   01/22/73                     52            813
Hamilton               01/22/73                     99            270
Hardee                 01/22/73                    138             88
Hernando               01/22/73                    306            325
Highlands              01/22/73                     42             25
Hillsborough           01/22/73                   2612            659
Jefferson              01/23/73                     50            632
Lafayette              01/22/73                     23            338
Lake                   01/22/73                    492            696
Leon                   01/25/73                    567            238
Levy                   01/22/73                     40            755
Liberty                01/23/73                     18             51
Madison                01/23/73                     67            413
Marion                 01/22/73                    546            125
Orange                 01/22/73                   2345            569
Osceola                01/24/73                    256            564
Pasco                  01/22/73                    654            281
Pinellas               01/23/73                   3980            788
Polk                   01/24/73                   1514            854
Seminole               01/22/73                    966           0803
Sumter                 01/22/73                    136            696
Suwannee               01/22/73                     98            583
Taylor                 01/22/73                     95             99
Volusia                01/22/73                   1533            327
Wakulla                01/26/73                     35            266

TWENTY-FIRST SUPPLEMENTAL INDENTURE dated June 1, 1973


STATE OF FLORIDA

County          Date of Recordation               Book           Page

Alachua                08/30/73                    850            668
Bay                    08/30/73                    431            401
Brevard                10/30/91                   3157           4126
Citrus                 08/31/73                    349            609
Columbia               08/30/73                    309            245
Dixie                  08/30/73                     41            473
Flagler                10/30/91                    456           1126
Franklin               08/31/73                    115            120
Gadsden                08/31/73                    164             90
Gilchrist              08/31/73                     45            387
Gulf                   09/04/73                     54            736
Hamilton               09/04/73                    104            250
Hardee                 08/31/73                    149            295
Hernando               08/31/73                    321            479
Highlands              08/31/73                    442            961
Hillsborough           08/31/73                   2740            278
Jefferson              08/31/73                     54            591
Lafayette              09/07/73                     26             73
Lake                   08/31/73                    520             70
Leon                   09/06/73                    609            543
Levy                   09/05/73                     50            741
Liberty                08/31/73                     19            111
Madison                08/31/73                     71             22
Marion                 09/04/73                    585            491
Orange                 09/07/73                   2448           1009
Osceola                09/06/73                    272            204
Pasco                  09/04/73                    707            613
Pinellas               08/31/73                   4073            767
Polk                   08/31/73                   1550           1341
Seminole               09/04/73                    993           0048
Sumter                 08/31/73                    144            265
Suwannee               09/04/73                    106            192
Taylor                 08/31/73                     99            444
Volusia                08/31/73                   1647            440
Wakulla                08/31/73                     38            458

TWENTY-SECOND SUPPLEMENTAL INDENTURE dated December 1, 1973


STATE OF FLORIDA

County          Date of Recordation               Book           Page

Alachua                02/28/74                    876             74
Bay                    02/28/74                    457            572
Brevard                10/30/91                   3157           4155
Citrus                 03/18/74                    365            200
Columbia               03/01/74                    319            179
Dixie                  02/28/74                     44            149
Flagler                10/30/91                    456           1155
Franklin               03/01/74                    119             14
Gadsden                03/01/74                    171            264
Gilchrist              02/28/74                     48             25
Gulf                   03/01/74                     56            427
Hamilton               03/01/74                    109             89
Hardee                 02/28/74                    158            140
Hernando               02/28/74                    333            455
Highlands              02/28/74                    458            394
Hillsborough           02/28/74                   2842            642
Jefferson              03/01/74                     58              5
Lafayette              03/01/74                     28             34
Lake                   03/04/74                    540             77
Leon                   03/01/74                    638            672
Levy                   02/28/74                     57            769
Liberty                03/01/74                     20             54
Madison                03/01/74                     73            545
Marion                 02/28/74                    617             19
Orange                 02/28/74                   2504           1707
Osceola                03/01/74                    284            344
Pasco                  03/01/74                    739           1360
Pinellas               02/28/74                   4141           1397
Polk                   02/28/74                   1578           1983
Seminole               03/04/74                   1010           1601
Sumter                 03/01/74                    150            278
Suwannee               03/04/74                    111            766
Taylor                 03/04/74                    102            694
Volusia                03/04/74                   1712            645
Wakulla                03/05/74                     40            626

TWENTY-THIRD SUPPLEMENTAL INDENTURE dated October 1, 1976


STATE OF FLORIDA

County          Date of Recordation               Book           Page

Alachua                11/29/76                   1035            716
Bay                    11/29/76                    600            687
Brevard                10/30/91                   3157           4184
Citrus                 12/08/76                    448            668
Columbia               12/03/76                    370            898
Dixie                  11/29/76                     56            160
Flagler                10/30/91                    456           1184
Franklin               11/29/76                    136            420
Gadsden                12/06/76                    219            533
Gilchrist              11/30/76                     62            464
Gulf                   11/30/76                     68            753
Hamilton               11/30/76                    131            855
Hardee                 11/29/76                    212             10
Hernando               12/03/76                    397            623
Highlands              11/29/76                    535            951
Hillsborough           11/29/76                   3181           1281
Jefferson              11/29/76                     75            198
Lafayette              11/29/76                     36            422
Lake                   12/06/76                    620             66
Leon                   11/30/76                    823            723
Levy                   11/29/76                     98             32
Liberty                11/29/76                     25            104
Madison                12/06/76                     89            124
Marion                 12/08/76                    779            258
Orange                 12/06/76                   2745            889
Osceola                11/30/76                    345            524
Pasco                  12/03/76                    867           1165
Pinellas               12/03/76                   4484           1651
Polk                   11/29/76                   1720           2000
Seminole               12/06/76                   1105           1137
Sumter                 11/30/76                    181             97
Suwannee               11/29/76                    146            437
Taylor                 11/30/76                    123            111
Volusia                12/06/76                   1872           1438
Wakulla                12/07/76                     53            837

TWENTY-FOURTH SUPPLEMENTAL INDENTURE dated April 1, 1979


STATE OF FLORIDA

County          Date of Recordation               Book           Page

Alachua                06/11/79                   1212            956
Bay                    06/12/79                    734            343
Brevard                10/30/91                   3157           4212
Citrus                 06/12/79                    538           1687
Columbia               06/14/79                    429            139
Dixie                  06/12/79                     68            122
Flagler                10/30/91                    456           1212
Franklin               06/13/79                    159            186
Gadsden                06/13/79                    259            396
Gilchrist              06/12/79                     77            260
Gulf                   06/14/79                     78            174
Hamilton               06/12/79                    142            859
Hardee                 06/12/79                    245            558
Hernando               06/12/79                    443             17
Highlands              06/13/79                    620             77
Hillsborough           06/12/79                   3523           1162
Jefferson              06/13/79                     93            685
Lafayette              06/13/79                     44            496
Lake                   06/12/79                    678            266
Leon                   06/15/79                    931            526
Levy                   06/12/79                    141            163
Liberty                06/13/79                     30            394
Madison                06/13/79                    108            655
Marion                 06/13/79                    976            451
Orange                 06/13/79                   3018            812
Osceola                06/12/79                    438            115
Pasco                  06/14/79                   1013            126
Pinellas               06/12/79                   4867            291
Polk                   06/12/79                   1881           2012
Seminole               06/12/79                   1228            606
Sumter                 06/12/79                    216            642
Suwannee               06/12/79                    184            514
Taylor                 06/13/79                    145            686
Volusia                06/12/79                   2082           1430
Wakulla                06/13/79                     69            884

TWENTY-FIFTH SUPPLEMENTAL INDENTURE dated April 1, 1980


STATE OF FLORIDA

County          Date of Recordation               Book           Page

Alachua                07/25/80                   1290            319
Bay                    07/25/80                    794            596
Brevard                10/30/91                   3157           4238
Citrus                 07/28/80                    560           2030
Columbia               07/24/80                    451            126
Dixie                  07/24/80                     73            220
Flagler                10/30/91                    456           1238
Franklin               07/28/80                    169            589
Gadsden                07/25/80                    275            649
Gilchrist              07/24/80                     84            551
Gulf                   07/28/80                     82            290
Hamilton               07/25/80                    148            774
Hardee                 07/25/80                    257            823
Hernando               07/24/80                    465            441
Highlands              07/29/80                    658            523
Hillsborough           07/24/80                   3684            411
Jefferson              07/25/80                    101            387
Lafayette              07/24/80                     47            586
Lake                   07/24/80                    705            977
Leon                   07/25/80                    966            426
Levy                   07/25/80                    161            478
Liberty                07/25/80                     32            981
Madison                07/28/80                    117            572
Marion                 07/28/80                   1027           1141
Orange                 07/25/80                   3127           1401
Osceola                07/30/80                    489            198
Pasco                  07/25/80                   1077           1362
Pinellas               06/24/80                   5038           2013
Polk                   07/25/80                   1956           1808
Seminole               07/28/80                   1288           1105
Sumter                 07/25/80                    233            598
Suwannee               07/29/80                    200            618
Taylor                 07/28/80                    156            740
Volusia                07/25/80                   2185            587
Wakulla                07/28/80                     76            879

TWENTY-SIXTH SUPPLEMENTAL INDENTURE dated November 1, 1980


STATE OF FLORIDA

County          Date of Recordation               Book           Page

Alachua                01/27/81                   1326            527
Bay                    01/26/81                    823            570
Brevard                10/30/91                   3157           4267
Citrus                 01/28/81                    570           1391
Columbia               01/27/81                    461            435
Dixie                  01/23/81                     75            785
Flagler                10/30/91                    456           1267
Franklin               01/27/81                    174            320
Gadsden                01/26/81                    282            356
Gilchrist              01/23/81                     87            484
Gulf                   01/26/81                     84            307
Hamilton               01/26/81                    151             44
Hardee                 01/27/81                    264            214
Hernando               01/26/81                    476            916
Highlands              01/26/81                    676             12
Hillsborough           01/26/81                   3760           1223
Jefferson              01/26/81                    104            658
Lafayette              01/27/81                     49            175
Lake                   01/27/81                    717           2439
Leon                   01/30/81                    983           1982
Levy                   01/26/81                    169             71
Liberty                01/26/81                     33            875
Madison                01/27/81                    121            535
Marion                 01/26/81                   1051             47
Orange                 01/26/81                   3167           2388
Osceola                01/28/81                    512             78
Pasco                  01/26/81                   1108           1247
Pinellas               12/31/80                   5128           1781
Polk                   01/27/81                   1994            436
Seminole               01/27/81                   1317            775
Sumter                 01/26/81                    241            211
Suwannee               01/27/81                    209            696
Taylor                 01/26/81                    161            461
Volusia                01/26/81                   2236           1396
Wakulla                01/26/81                     79            837

TWENTY-SEVENTH SUPPLEMENTAL INDENTURE dated November 15, 1980


STATE OF FLORIDA

County          Date of Recordation               Book           Page

Alachua                02/10/81                   1328            880
Bay                    02/10/81                    825            667
Brevard                10/30/91                   3157           4295
Citrus                 02/13/81                    571           1236
Columbia               02/09/81                    462            275
Dixie                  02/09/81                     76            147
Flagler                10/30/91                    456           1295
Franklin               02/11/81                    174            590
Gadsden                02/11/81                    283            105
Gilchrist              02/13/81                     88            100
Gulf                   02/17/81                     84            561
Hamilton               02/11/81                    151            256
Hardee                 02/11/81                    264            618
Hernando               02/10/81                    477            904
Highlands              02/11/81                    677            519
Hillsborough           02/10/81                   3766             35
Jefferson              02/12/81                    105            318
Lafayette              02/10/81                     49            299
Lake                   02/10/81                    718           2428
Leon                   02/18/81                    985           1655
Levy                   02/12/81                    170            567
Liberty                02/12/81                     34             94
Madison                02/11/81                    122             47
Marion                 02/10/81                   1052           1660
Orange                 02/11/81                   3171           1797
Osceola                02/13/81                    514            336
Pasco                  02/10/81                   1111            307
Pinellas               02/10/81                   5147            951
Polk                   02/11/81                   1997            527
Seminole               02/11/81                   1319           1660
Sumter                 02/11/81                    241            746
Suwannee               02/11/81                    210            652
Taylor                 02/11/81                    161            793
Volusia                02/10/81                   2241            333
Wakulla                02/11/81                     80            188

TWENTY-EIGHTH SUPPLEMENTAL INDENTURE dated May 1, 1981


STATE OF FLORIDA

County          Date of Recordation               Book           Page

Alachua                06/08/81                   1351            161
Bay                    07/20/81                    853            623
Brevard                10/30/91                   3157           4321
Citrus                 06/08/81                    578            919
Columbia               06/08/81                    469            507
Dixie                  06/09/81                     78            172
Flagler                10/30/91                    456           1321
Franklin               06/10/81                    178            166
Gadsden                06/08/81                    286           1847
Gilchrist              06/05/81                     90            526
Gulf                   06/09/81                     85            881
Hamilton               06/08/81                    152            776
Hardee                 06/05/81                    267            797
Hernando               06/05/81                    484           1645
Highlands              06/05/81                    689            338
Hillsborough           06/05/81                   3814            700
Jefferson              06/09/81                    107            352
Lafayette              06/05/81                     50            758
Lake                   06/08/81                    727            209
Leon                   06/08/81                    996           1780
Levy                   06/08/81                    176             81
Liberty                06/12/81                     34            859
Madison                06/08/81                    125            615
Marion                 06/05/81                   1068           1824
Orange                 06/08/81                   3199            783
Osceola                06/09/81                    532              1
Pasco                  06/05/81                   1132           1007
Pinellas               06/05/81                   5201           1902
Polk                   06/12/81                   2022            642
Seminole               06/08/81                   1340            894
Sumter                 06/05/81                    246            210
Suwannee               06/05/81                    217            153
Taylor                 06/09/81                    165            536
Volusia                06/05/81                   2272           1296
Wakulla                06/08/81                     82            500

TWENTY-NINTH SUPPLEMENTAL INDENTURE dated September 1, 1982


STATE OF FLORIDA

County          Date of Recordation               Book           Page

Alachua                10/06/82                   1440            284
Bay                    10/08/82                    912            523
Brevard                10/30/91                   3157           4348
Citrus                 10/07/82                    604           1403
Columbia               10/06/82                    498            260
Dixie                  10/07/82                     85              2
Flagler                10/30/91                    456           1348
Franklin               10/11/82                    191            239
Gadsden                10/08/82                    297            266
Gilchrist              10/07/82                     98            657
Gulf                   10/07/82                     91            125
Hamilton               10/06/82                    159            396
Hardee                 10/07/82                    281            339
Hernando               10/06/82                    510           1386
Highlands              10/08/82                    733            571
Hillsborough           10/06/82                   4009            985
Jefferson              10/08/82                    115            766
Lafayette              10/06/82                     55            163
Lake                   10/08/82                    759            836
Leon                   10/07/82                   1041             20
Levy                   10/06/82                    198            511
Liberty                10/07/82                     38            218
Madison                10/07/82                    136            685
Marion                 10/06/82                   1128            717
Orange                 10/07/82                   3316            738
Osceola                10/11/82                    606             68
Pasco                  10/06/82                   1212           1279
Pinellas               10/07/82                   5411           1407
Polk                   10/07/82                   2110             93
Seminole               10/06/82                   1416            535
Sumter                 10/06/82                    263            631
Suwannee               10/06/82                    238            524
Taylor                 10/07/82                    178            879
Volusia                10/06/82                   2391           1879
Wakulla                10/07/82                     91            306

THIRTIETH SUPPLEMENTAL INDENTURE dated October 1, 1982


STATE OF FLORIDA

County          Date of Recordation               Book           Page

Alachua                12/02/82                   1450             90
Bay                    12/06/82                    916           1538
Brevard                10/30/91                   3157           4364
Citrus                 12/03/82                    607           1034
Columbia               12/06/82                    501            729
Dixie                  12/06/82                     86             49
Flagler                10/30/91                    456           1364
Franklin               12/07/82                    192            448
Gadsden                12/06/82                    298            608
Gilchrist              12/03/82                    100             18
Gulf                   12/07/82                     91            744
Hamilton               12/06/82                    160            118
Hardee                 12/08/82                    283             11
Hernando               12/03/82                    513            992
Highlands              12/07/82                    738            221
Hillsborough           12/03/82                   4033            293
Jefferson              12/06/82                    117              9
Lafayette              12/06/82                     55            444
Lake                   12/03/82                    763             19
Leon                   12/07/82                   1047            812
Levy                   12/06/82                    201            136
Liberty                12/08/82                     38            547
Madison                12/07/82                    137            808
Marion                 12/07/82                   1135           1015
Orange                 12/06/82                   3330           2301
Osceola                12/09/82                    615            721
Pasco                  12/06/82                   1222           1592
Pinellas               11/23/82                   5434            229
Polk                   12/08/82                   2121            118
Seminole               12/06/82                   1425           1476
Sumter                 12/06/82                    265            768
Suwannee               12/07/82                    240            699
Taylor                 12/06/82                    180            189
Volusia                12/06/82                   2406            460
Wakulla                12/06/82                     92            272

THIRTY-FIRST SUPPLEMENTAL INDENTURE dated November 1, 1991


STATE OF FLORIDA

County          Date of Recordation               Book           Page

Alachua                12/05/91                   1836           2215
Bay                    12/04/91                   1347           1335
Brevard                12/05/91                   3165           1204
Citrus                 12/04/91                    917            725
Columbia               12/04/91                    753           1847
Dixie                  12/09/91                    156             90
Flagler                12/04/91                    458           1266
Franklin               12/04/91                    364             11
Gadsden                12/04/91                    386           1240
Gilchrist              12/09/91                    182            573
Gulf                   12/04/91                    148             72
Hamilton               12/04/91                    294            236
Hardee                 12/04/91                    420            322
Hernando               12/03/91                    843           1139
Highlands              12/03/91                   1161           1860
Hillsborough           12/04/91                   6449           1412
Jefferson              12/04/91                    225             39
Lafayette              12/05/91                     87            430
Lake                   12/04/91                   1138           1083
Leon                   12/04/91                   1530            452
Levy                   12/05/91                    446            454
Liberty                12/04/91                     68            508
Madison                12/04/91                    258            173
Marion                 12/04/91                   1787            161
Orange                 12/06/91                    435            222
Osceola                12/05/91                   1042            587
Pasco                  12/03/91                   2071            503
Pinellas               11/13/91                   7731            740
Polk                   12/06/91                   3041           1252
Seminole               12/05/91                   2364           1942
Sumter                 12/03/91                    443            254
Suwannee               12/05/91                    423            515
Taylor                 12/04/91                    296            232
Volusia                12/09/91                   3712            968
Wakulla                12/05/91                    185            524

THIRTY-SECOND SUPPLEMENTAL INDENTURE dated December 1, 1992

STATE OF FLORIDA

County          Date of Recordation               Book           Page

Alachua                12/30/92                   1888           2338
Bay                    12/30/92                   1410             42
Brevard                12/29/92                   3256           2503
Citrus                 12/29/92                    965            231
Columbia               12/30/92                    769            532
Dixie                  12/30/92                    165            484
Flagler                12/30/92                    480            212
Franklin               12/30/92                    399              1
Gadsden                12/30/92                    399           1762
Gilchrist              12/30/92                    194            693
Gulf                   01/06/93                    157            343
Hamilton               12/29/92                    314            215
Hardee                 12/31/92                    439            211
Hernando               12/29/92                    894            688
Highlands              12/29/92                   1200           1665
Hillsborough           12/30/92                   6838            810
Jefferson              12/30/92                    250            196
Lafayette              12/30/92                     92            129
Lake                   12/30/92                   1203            323
Leon                   01/07/93                   1611           2296
Levy                   12/29/92                    479            312
Liberty                12/30/92                     73            427
Madison                12/30/92                    292            205
Marion                 12/29/92                   1888           1815
Orange                 12/30/92                   4506           2985
Osceola                12/31/92                   1102           2325
Pasco                  12/29/92                   3101            950
Pinellas               12/15/92                   8120           1705
Polk                   12/31/92                   3185            899
Seminole               12/29/92                   2525           1408
Sumter                 12/29/92                    471            468
Suwannee               12/29/92                    449            469
Taylor                 01/21/93                    313            221
Volusia                12/30/92                   3797           1647
Wakulla                12/31/92                    204            765

THIRTY-THIRD SUPPLEMENTAL INDENTURE dated December 1, 1992

STATE OF FLORIDA

County          Date of Recordation               Book           Page

Alachua                12/30/92                   1888           2426
Bay                    12/30/92                   1410            130
Brevard                12/29/92                   3256           2592
Citrus                 12/29/92                    965            319
Columbia               12/30/92                    769            622
Dixie                  12/30/92                    165            572
Flagler                12/30/92                    480            300
Franklin               12/30/92                    399             89
Gadsden                12/30/92                    399           1850
Gilchrist              12/30/92                    195              1
Gulf                   01/06/93                    157            431
Hamilton               12/29/92                    315              1
Hardee                 12/31/92                    439            299
Hernando               12/29/92                   8947             76
Highlands              12/29/92                   1200           1754
Hillsborough           12/30/92                   6838            898
Jefferson              12/30/92                    250            285
Lafayette              12/30/92                     92            217
Lake                   12/30/92                   1203            411
Leon                   01/07/93                   1611           2384
Levy                   12/29/92                    479            400
Liberty                12/30/92                     73            515
Madison                12/30/92                    292            293
Marion                 12/29/92                   1888           1903
Orange                 12/30/92                   4506           3073
Osceola                12/31/92                   1102           2413
Pasco                  12/29/92                   3101           1038
Pinellas               12/15/92                   8120           1795
Polk                   12/31/92                   3185            987
Seminole               12/29/92                   2525           1496
Sumter                 12/29/92                    471            556
Suwannee               12/29/92                    449            595
Taylor                 01/21/93                    313            309
Volusia                12/30/92                   3797           1735
Wakulla                12/31/92                    204            853

THIRTY-FOURTH SUPPLEMENTAL INDENTURE dated February 1, 1993

STATE OF FLORIDA

County          Date of Recordation               Book           Page

Alachua                02/23/93                   1895           1712
Bay                    02/22/93                   1418           1202
Brevard                02/22/93                   3268           4928
Citrus                 03/03/93                    972           1372
Columbia               02/23/93                    771           1030
Dixie                  02/23/93                    166            771
Flagler                02/23/93                    483             86
Franklin               02/23/93                    404            209
Gadsden                02/22/93                    402            153
Gilchrist              02/22/93                    196            612
Gulf                   02/22/93                    158            636
Hamilton               02/22/93                    317             37
Hardee                 02/26/93                    442             29
Hernando               02/22/93                    901           1009
Highlands              02/23/93                   1206           1393
Hillsborough           02/23/93                   6891            182
Jefferson              02/23/93                    254            267
Lafayette              02/22/93                     92            788
Lake                   02/22/93                   1211           1060
Leon                   02/23/93                   1621             51
Levy                   02/22/93                    484            459
Liberty                02/22/93                     74            366
Madison                02/22/93                    297             50
Marion                 03/01/93                   1902           1706
Orange                 03/01/93                   4527           4174
Osceola                02/23/93                   1111           2070
Pasco                  03/01/93                   3118           1205
Pinellas               02/09/93                   8173            382
Polk                   02/22/93                   3203           2186
Seminole               02/22/93                   2547            765
Sumter                 02/22/93                    475            750
Suwannee               02/23/93                    454             51
Taylor                 02/25/93                    314            853
Volusia                02/23/93                   3808           3551
Wakulla                02/23/93                    207            396

THIRTY-FIFTH SUPPLEMENTAL INDENTURE dated March 1, 1993

STATE OF FLORIDA

County          Date of Recordation               Book           Page

Alachua                03/22/93                   1898           2769
Bay                    03/23/93                   1423            659
Brevard                03/22/93                   3275           3473
Citrus                 03/22/93                    975              1
Columbia               03/24/93                    772           1536
Dixie                  03/23/93                    167            499
Flagler                03/23/93                    484           1113
Franklin               03/22/93                    407             47
Gadsden                03/22/93                    403             66
Gilchrist              03/22/93                    197            704
Gulf                   03/22/93                    159            388
Hamilton               03/22/93                    320              1
Hardee                 03/22/93                    443            137
Hernando               03/22/93                    905            480
Highlands              03/22/93                   1210             47
Hillsborough           03/22/93                   6917            972
Jefferson              03/24/93                    257             40
Lafayette              03/23/93                     93            218
Lake                   03/23/93                   1216           1165
Leon                   03/23/93                   1626           1941
Levy                   03/23/93                    487            375
Liberty                03/22/93                     74            627
Madison                03/22/93                    299            211
Marion                 03/22/93                   1910            738
Orange                 03/23/93                   4539           2634
Osceola                03/25/93                   1115           2511
Pasco                  03/22/93                   3129            149
Pinellas               03/10/93                   8200           2030
Polk                   03/22/93                   3214           1331
Seminole               03/22/93                   2559           1330
Sumter                 03/22/93                    478            191
Suwannee               03/24/93                    456             58
Taylor                 03/26/93                    316            580
Volusia                03/23/93                   3814           4453
Wakulla                03/22/93                    208            563

THIRTY-SIXTH SUPPLEMENTAL INDENTURE dated July 1, 1993

STATE OF FLORIDA

County          Date of Recordation               Book           Page

Alachua                08/06/93                   1919           2335
Bay                    08/09/93                   1447           1661
Brevard                08/05/93                   3312           2304
Citrus                 08/06/93                    994            111
Columbia               08/09/93                    778            736
Dixie                  08/10/93                    171            595
Flagler                08/06/93                    493            183
Franklin               08/16/93                    423             78
Gadsden                08/06/93                    407           1440
Gilchrist              08/06/93                    202            372
Gulf                   08/06/93                    162            831
Hamilton               08/06/93                    326            301
Hardee                 08/06/93                    450            623
Hernando               08/09/93                    925           1936
Highlands              08/06/93                   1225           1608
Hillsborough           08/05/93                   7071            222
Jefferson              08/10/93                    266            252
Lafayette              08/09/93                     95            394
Lake                   08/06/93                   1241            430
Leon                   08/09/93                   1660           1955
Levy                   08/06/93                    500            395
Liberty                08/06/93                     76            362
Madison                08/06/93                    312             20
Marion                 08/06/93                   1948           1022
Orange                 08/09/93                   4602            366
Osceola                08/06/93                   1138            832
Pasco                  08/05/93                   3182            104
Pinellas               07/20/93                   8342            522
Polk                   08/05/93                   3268           1251
Seminole               08/09/93                   2627            330
Sumter                 08/05/93                    489            700
Suwannee               08/09/93                    467            488
Taylor                 08/06/93                    323            490
Volusia                08/06/93                   3848           2752
Wakulla                08/06/93                    217            104

THIRTY-SEVENTH SUPPLEMENTAL INDENTURE dated December 1, 1993

STATE OF FLORIDA

County          Date of Recordation               Book           Page

Alachua                12/29/93                   1942           1768
Bay                    12/29/93                   1473           1090
Brevard                12/28/93                   3353           2186
Citrus                 12/29/93                   1013           1791
Columbia               12/30/93                    784           1174
Dixie                  01/04/94                    175            744
Flagler                12/30/93                    503            269
Franklin               12/30/93                    437             69
Gadsden                12/29/93                    412           1638
Gilchrist              01/03/94                    207            597
Gulf                   12/29/93                    166            710
Hamilton               12/29/93                    334             78
Hardee                 12/28/93                    458            139
Hernando               12/30/93                    947           1037
Highlands              12/29/93                   1241           1888
Hillsborough           12/29/93                   7235           1829
Jefferson              12/30/93                    276            231
Lafayette              12/29/93                     97            746
Lake                   12/29/93                   1267           2229
Leon                   12/29/93                   1698           1017
Levy                   12/30/93                    512            733
Liberty                12/29/93                     78            291
Madison                12/29/93                    324            302
Marion                 12/29/93                   1990           1962
Orange                 12/29/93                   4675           2208
Osceola                12/30/93                   1163           2641
Pasco                  12/29/93                   3239            112
Pinellas               12/15/93                   8502           2162
Polk                   12/28/93                   3327            562
Seminole               12/28/93                   2703            466
Sumter                 12/28/93                    502            167
Suwannee               12/29/93                    478            324
Taylor                 12/29/93                    330            533
Volusia                12/29/93                   3886           2736
Wakulla                12/30/93                    224            727

                                     EXHIBIT B
                               PROPERTY DESCRIPTIONS
_______________________________________________________________________________
        USE     GRANTOR                  DEED DATE        BOOK    PAGE
_______________________________________________________________________________


PASCO COUNTY, FLORIDA

        Union Hall Substation
                Pasco Cogen, Ltd.        11/20/92         3094    1313


LAKE COUNTY, FLORIDA

        Montverde Substation
                Hartle Groves, Inc.      01/03/94         1280    2319
                Hartle Groves, Inc.      01/03/94         1280    2316

        Enola Substation
                Lake Cogen, Ltd.         08/12/92         1180    2426


SEMINOLE COUNTY, FLORIDA

        West Chapman Substation
                A. Duda & Sons, Inc.     08/26/92         2698    0341


HIGHLANDS COUNTY, FLORIDA

        Dinner Lake Substation
                Sebring Utilities
                  Commission             04/01/93         1211    0920

        Lakewood Substation
                Sebring Utilities
                  Commission             04/01/93         1211    0924

        Sebring District Office
                Sebring Utilities
                  Commission             04/01/93         1211    0916